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On December 11, 2019, Colony Capital, Inc. (the “Company”) issued a press release regarding the Company’s issuance of an investor update presentation. A copy of the press release and investor presentation is attached herewith as Exhibit 1 and Exhibit 2, respectively.

Exhibit 1

Colony Capital Issues Investor Update Presentation

Makes Significant Investment in DataBank

Provides Notices of Redemption for Certain Corporate Preferred Equity

LOS ANGELES – December 11, 2019 – Colony Capital Inc. (“Colony Capital” or the “Company”) (NYSE: CLNY) today issued an investor update presentation on the Company’s 2019 accomplishments, asset rotation program, recent divestiture proceeds and the allocation of such proceeds, and progress to date in establishing Colony Capital as a leading platform for digital real estate and the only global REIT that owns, manages, and operates across all components of the digital ecosystem.

“This year, we successfully executed on the commitments our Board of Directors and management team made to create long-term shareholder value, and secured the foundation and liquidity from which the Company will continue to accelerate its transformation into digital real estate,” said Thomas J. Barrack, Jr., Executive Chairman and Chief Executive Officer.

The Company highlights the following accomplishments in 2019:

•	Industrial: Completed the sale of the light industrial platform for $5.7 billion, delivering a 17% IRR to shareholders while utilizing modest leverage
•	OED: Recorded $651 million of OED asset monetizations year-to-date. Achieved $2.1 billion in total OED monetizations since the beginning of 2018
•	NRE: Completed the sale of NRE delivering a 16% IRR to shareholders since inception and generating gross proceeds of $160 million
•	Credit: Closed a $1.0 billion CRE CLO at Colony Credit Real Estate, Inc. (NYSE: CLNC); proposed the internalization of the CLNC management contract to simplify both CLNC and CLNY; and held a closing of the Company’s fifth global real estate credit fund, with total capital commitments of $428 million
•	G&A Reduction: Achieved approximately 80% of the expected total $50 million to $55 million previously announced cost savings on a run rate basis, prior to further reduction from the sale of the light industrial platform
•	Healthcare: Refinanced an aggregate $2.2 billion of debt, including the $1.725 billion US GAHR loan
•	Hospitality: Refinanced three portfolios totaling $1.1 billion of debt on accretive terms that extend maturities 4-7 years
•	Digital Colony Partners (“DCP”): Closed on $4.1 billion of commitments for Digital Colony Partners, the largest first-time fund for digital real estate in history
•	Digital Bridge: Acquired Digital Bridge Holdings, the investment manager of DCP and six digital portfolio companies, and merged its world-class team of investment professionals with Colony’s
•	Zayo: Received Zayo shareholder approval for the completion of the largest take-private announced in 2019; expected to be completed in the first half of 2020
•	CEO Succession: Designated Marc Ganzi as Colony Capital's next CEO
•	Board Additions: Added three new independent directors to the Board in 2019 for a total of 11 independent Directors
•	Returning Capital to Shareholders: Returned $2.6 billion to common and preferred shareholders through dividends, redemptions, and repurchases over the last three years

Marc C. Ganzi, co-Managing Partner of Digital Colony and CEO-elect of Colony Capital, said, “We are excited to accelerate our expansion into digital real estate. In the current digital environment, Colony Capital is strategically poised to optimize the countless opportunities across the digital ecosystem, which includes data centers, wireless towers, small cell networks, and fiber. Together with our limited partners, we will invest in digital real estate and infrastructure assets that have a durable competitive advantage with significant growth prospects. We are confident this strategic transformation to a digital agenda will best position the Company for the future.”

The presentation, which is available on the Public Shareholders section of the Company's website at www.clny.com, outlines the Colony Digital playbook, developed from a multi-decade formula for success that includes:

•	Best-in-class assets across all components of the digital ecosystem driving significant synergies: Mission-critical and hard-to-replicate network infrastructure supporting many of the largest and most-profitable companies in the world and typically with very high renewal rates and pricing
•	Disciplined framework and investment principles across four corners of asset selection, including:
o	Market dynamics, with a focus on stable markets with catalysts for near-term digital infrastructure investment and downside protection for asset owners
o	Asset quality, with a focus on unique, hard-to-replicate assets and seek assets that provide mission critical services to customers with high switching costs
o	Contract quality, with a focus on long-term contracts with investment grade customers and build in maximum flexibility to add additional tenants
o	Management / platform potential, with an emphasis on buy and build strategies with initial investments used as a platform to drive growth organically and through acquisitions
•	Alpha creation: Proven, nine-point underwriting and operational alpha creation strategy through hands-on participation in each of the Company’s businesses, including human capital, direct operating experience, proprietary back-office systems, differentiated M&A program and dynamic balance sheet management
•	Operational excellence: Strong organic leasing growth; extensive greenfield development expertise; pioneers in debt securitizations for digital infrastructure; adherence to the highest Environmental, Social & Governance standards
•	Proprietary deal flow: Focus on compelling proprietary investment opportunities in brownfield, greenfield and new white sheet business plans that avoid competitive auctions facilitating lower entry multiples
•	Products: Our goal is to provide flexible and creative financing solutions across the capital structure to digital real estate and infrastructure companies around the world. Our products will include equity, credit and liquid strategies
•	Leading global investment and operational team in digital infrastructure: Established operators, investors and thought leaders with over two decades of experience in towers, data centers, fiber and small cells

In addition, the presentation highlights steps being taken to augment the Company’s 2020 plan, including:

•	Balance sheet investment framework: Colony believes a disciplined and methodical approach to investing balance sheet capital with a sharp focus on achieving the highest returns and targeting a reasonable amount of corporate leverage. The Company will regularly evaluate these competing uses of its liquidity:
i.	GP commitments, direct investing and warehouse transactions in digital assets;
ii.	Reduction of debt and preferred equity;
iii.	Share buybacks; and
iv.	Special dividends.
•	Rotation of balance sheet into digital: Colony has signed a definitive agreement to acquire from existing third party investors an ownership interest of 20.4% in DataBank, the leading private owner and manager of Edge Data Centers in the U.S. with a nationwide footprint, for approximately $185 million. Digital Bridge principals will retain their existing DataBank interests and provide Colony the voting power to appoint a majority of its Board. This transaction represents the Company’s inaugural direct balance sheet investment in digital real estate and first step to gain exposure to the edge/colocation data center sector with significant organic growth and acquisition opportunities[1].

1 DataBank is a portfolio company sponsored by Digital Bridge and invested in by its founders and other senior professionals alongside institutional partners. Digital Bridge principals will continue to retain their interests alongside Colony and will provide Colony the ability to appoint a majority of DataBank Board members. Digital Bridge principals, including Marc Ganzi and Ben Jenkins, received incentive stock units in DataBank. Colony took a series of steps to mitigate any resulting conflicts. In particular, in addition to Colony receiving a fairness opinion on its purchase price from a nationally recognized third party valuation firm, the seller reduced Colony’s purchase price by approximately $3.1 million, the implied value of Messrs. Ganzi and Jenkins’ incentive units allocable to the DataBank stake acquired by Colony. Further, Messrs. Ganzi and Jenkins contributed certain of their incentive units to Colony in exchange for OP Units, with a value of $3.1 million, which will be subject to a multi-year lockup. The net effect is that Colony will not be subject to any carried interest payments to Messrs. Ganzi or Jenkins with respect to Colony’s investment in DataBank.

•	Reduction of corporate preferred equity: The Company has issued 30-day notices to redeem all of its 6,114,205 outstanding shares of 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock (NYSE: CLNYPrB) (“Series B Preferred Shares”) and 10,000,000 outstanding shares of 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock (NYSE: CLNYPrE) (“Series E Preferred Shares”), representing an aggregate of $403 million of the Company’s redeemable preferred equity with a weighted average dividend rate of 8.6%, which will reduce aggregate annual preferred dividends by $34.5 million, or 32%
•	Additional uses of proceeds: The Company plans to use the remaining proceeds from the industrial sales and other sources of liquidity for new digital investments, including GP co-investments, permanent balance sheet investments and warehouse investments for future vehicles, as well as capital structure enhancement

Series B and E Preferred Redemption Details

The Company is redeeming all of its outstanding Series B Preferred Shares and Series E Preferred Shares. The cash redemption price for each Series B Preferred Share is $25.00, plus any accrued and unpaid dividends (whether or not declared) from November 15, 2019 up to, but not including, the redemption date of January 10, 2020 (the “Redemption Date”). The cash redemption price for each Series E Preferred Share is $25.00, plus any accrued and unpaid dividends (whether or not declared) from November 15, 2019 up to, but not including, the Redemption Date. Dividends on the Series B Preferred Shares and Series E Preferred Shares will cease to accrue on the Redemption Date. Upon redemption, the Series B Preferred Shares and Series E Preferred Shares will no longer be outstanding, and all rights of the holders of such shares will terminate, except the right of the holders to receive the cash payable upon such redemption, without interest. Upon redemption, the Series B Preferred Shares and Series E Preferred Shares will be delisted from trading on the New York Stock Exchange.

All of the Series B Preferred Shares and Series E Preferred Shares are held in book-entry form through the Depository Trust Company (“DTC”). The Series B Preferred Shares and the Series E Preferred Shares will be redeemed in accordance with the procedures of DTC. Payment to DTC for the shares of Series B Preferred Shares and Series E Preferred Shares will be made by American Stock Transfer & Trust Company, LLC, as redemption agent (the “Redemption Agent”).

The address for the Redemption Agent is as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: Reorganization Department

This press release does not constitute a notice of redemption under the Company’s Articles of Amendment and Restatement governing the Series B Preferred Shares and Series E Preferred Shares.

Webcast Details

A replay of the webcast of the Company’s prepared remarks and question and answer session will be available through the Public Shareholders section of the Company’s website following the event at www.clny.com.

About Colony Capital

Colony Capital, Inc. (NYSE: CLNY) is a leading global investment management firm with assets under management of $49 billion, which includes approximately $14 billion of assets under management from Digital Bridge, a leading global investment manager of digital infrastructure assets including wireless towers, small cells, fiber and data centers. The Company manages capital on behalf of its stockholders, as well as institutional and retail investors in private funds, and traded and non-traded real estate investment trusts. The Company has significant holdings in: (a) the healthcare and hospitality property sectors; (b) Colony Credit Real Estate, Inc. (NYSE: CLNC), which is externally managed by a subsidiary of the Company; and (c) various other equity and debt investments. The Company is headquartered in Los Angeles with key offices in Boca Raton, New York, Paris and London, and has over 400 employees across 21 locations in 13 countries as a result of the business combination with Digital Bridge. For additional information regarding the Company and its management and business, please refer to www.clny.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Factors that might cause such a difference include, without limitation, the timing and manner of the Company’s strategic shift to digital infrastructure and digital real estate sector, including whether such shift will result in any of the anticipated benefits, the availability of digital investment opportunities and the Company’s ability to execute on any such opportunities, the Company’s ability to continue deploying capital in its sponsored Digital Colony fund, whether the Company will enter into a definitive agreement with CLNC to internalize its management and transfer the Company’s credit management business to CLNC, the Company’s ability to complete its acquisition of interests in Databank and whether such investment will result in any of the anticipated benefits, Digital Colony’s ability to complete the Zayo acquisition and whether such investment will result in any of the anticipated benefits, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s leverage and the its ability to delever, the pace of additional asset monetizations and other risks and uncertainties detailed in our filings with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC.

Colony Capital cautions investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Capital is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so.

Important Additional Information

The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2019. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www.clny.com.

Contact

Investors:

Lasse Glassen

Addo Investor Relations

310.829.5400

lglassen@addoir.com

Media:

Joele Frank, Wilkinson Brimmer Katcher

Andrew Siegel / Jon Keehner

212.355.4449

Exhibit 2

December 11, 2019 INVESTOR PRESENTATION Thomas J. Barrack, Jr. Executive Chairman & Chief Executive Officer Colony Capital Marc C. Ganzi CEO Digital Bridge Holdings, LLC and CEO - Elect, Colony Capital

Disclaimer 2 This presentation may contain forward - looking statements within the meaning of the federal securities laws . Forward - looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts . In some cases, you can identify forward - looking statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters . You can also identify forward - looking statements by discussions of strategy, plans or intentions . Forward - looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control, and may cause the Company’s actual results to differ significantly from those expressed in any forward - looking statement . Factors that might cause such a difference include, without limitation, the Company’s ability to transform and simplify its business with direct investments in digital assets and a related investment management business in the manner and in the timeframe anticipated or at all, the size of the Company’s balance sheet, the Company’s liquidity, Digital Colony’s ability to complete the pending acquisition of Zayo Group Holdings, Inc . on the terms and in the timeframe contemplated or at all, the impact of changes to the Company’s management, employee and organizational structure, including the implementation and timing of CEO succession plans, whether the Company will complete anticipated asset monetizations within the timeframe contemplated or at all, the stabilization of the Company’s healthcare portfolio, the Company’s ability to achieve anticipated compensation and administrative cost savings pursuant to its corporate restructuring and reorganization plan, in the timeframe expected or at all, the Company’s portfolio mix, including investments in digital real estate, whether the Company’s investments will achieve target performance, the Company’s investment management business, including the quality of fees, operating margins and carried interest generation, the ability to lower operating costs, the Company’s leverage and ability to delever , the Company’s performance relative to peers, macroeconomic factors impacting digital and other assets, the Company’s ability to grow, whether Colony Capital will be able to maintain its qualification as a real estate investment trust, or REIT, for U . S . federal income tax purposes, the timing of and ability to deploy available capital, whether the Company will use the proceeds of the sale of the industrial portfolio and the related management platform as presented in this investor presentation, Company’s financial flexibility, including borrowing capacity under its revolving credit facility, the performance of the Company's investment in Colony Credit Real Estate, Inc . (“CLNC”) and whether the Company will be able to complete an internalization of CLNC’s management on the terms contemplated or at all, the Company’s ability to maintain or create future permanent capital vehicles under its management, the Company’s ability to maintain inclusion and relative performance on the RMZ, increased interest rates and operating costs, adverse economic or real estate developments in Colony Capital’s markets, Colony Capital’s failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, increased cost of capital expenditures, defaults on or non - renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the U . S . Securities and Exchange Commission (“SEC”) . Statements regarding the following subjects, among others, may constitute forward - looking statements : the market, economic and environmental conditions in the Company’s real estate investment sectors ; the Company’s business and investment strategy ; the Company’s ability to dispose of its real estate investments ; the performance of the real estate in which the Company owns an interest ; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy ; actions, initiatives and policies of the U . S . government and changes to U . S . government policies and the execution and impact of these actions, initiatives and policies ; the state of the U . S . and global economy generally or in specific geographic regions ; the Company’s ability to obtain and maintain financing arrangements, including securitizations ; the amount and value of commercial mortgage loans requiring refinancing in future periods ; the availability of attractive investment opportunities ; the general volatility of the securities markets in which the Company participates ; changes in the value of the Company’s assets ; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U . S . federal income tax purposes ; and the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940 , as amended . All forward - looking statements reflect Colony Capital’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance . Additional information about these and other factors can be found in Colony Capital’s reports filed from time to time with the SEC . Colony Capital cautions investors not to unduly rely on any forward - looking statements . The forward - looking statements speak only as of the date of this presentation . Colony Capital is under no duty to update any of these forward - looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Capital does not intend to do so . This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Colony Capital . This information is not intended to be indicative of future results . Actual performance of Colony Capital may vary materially . This presentation may contain statistics and other data that has been obtained or compiled from information made available by third - party service providers . Colony Capital has not independently verified such statistics or data .

Disclaimer 3 Important Additional Information The Company, its directors and its executive officers will be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2020 Annual Meeting of Stockholders (the “ 2020 Annual Meeting”) . Information about the Company’s directors and executive officers, including their direct and indirect interests, by security holdings or otherwise, is available in the Company’s definitive proxy statement on Schedule 14 A prepared in connection with the Company’s 2019 Annual Meeting of Stockholders, and filed with the U . S . Securities and Exchange Commission (the “SEC”) on March 28 , 2019 . To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts disclosed in the 2019 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC . The Company intends to file a proxy statement with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2020 Annual Meeting . INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION . Detailed information regarding the Company’s directors, executive officers and director nominees, including their direct or indirect interests, by security holdings or otherwise, will also be included in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting . Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www . sec . gov . Copies will also be available at no charge at the “Public Shareholders” section of the Company’s corporate website at www . clny . com . Reconciliation This presentation also includes certain forward - looking non - GAAP information . Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these estimates, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts .

4 Table of Contents 1 2019 Accomplishments 2 Digital Fuels the New Economy 3 Colony Digital Playbook 4 2020 Plan

5 2019 Accomplishments

Our Commitment to Shareholders 6 In 2018, the Board of Directors determined that Tom Barrack would be the most qualified and experienced candidate to lead Colony as CEO through the Company’s next chapter given his experience as the Founder, the Executive Chairman, and the single largest individual shareholder in Colony Capital, as well as the CEO of its external manager prior to Colony’s internalization. 1 Alongside fellow Board Members, Tom Barrack, as the newly appointed CEO, made a series of commitments to shareholders, to co - workers, and to limited partners. COMMITMENTS TO STAKEHOLDERS IN 2019 _____________ (1) Total returns received by Colony Financial, Inc. shareholders from inception to the internalization on April 2 nd , 2015 were 11.6% annualized. 1 Undertake a thoughtful and thorough review of every business unit, including all assets and liabilities of the Company, and attendant structures (i.e., spin - offs, mergers, and divestitures), hand - in - hand with the entire Board of Directors, our independent financial advisor, Morgan Stanley, and the Strategic Asset Review Committee, which was formed in February of 2019; 2 Adapt and pivot away from those businesses which do not possess a durable competitive advantage or favorable long - term growth prospects, and which add to complexity; and, 3 Prioritize the Company’s balance sheet toward areas in which Colony Capital has a competitive edge and sees long - term growth potential as a market leader.

Our Commitment to Shareholders (continued) 7 Clear Guardrails of Our Transformational Plan 5 CO - INVEST GROW STRENGTHEN SIMPLIFY ROTATE our balance sheet capital into total - return driven assets in which we have a durable competitive advantage, favorable growth prospects, low recurring capital expenditures, and a significant control position our balance sheet by retiring and refinancing our liabilities balance sheet deployment with a significant quantum of third - party capital, on which we expect to earn attractive investment management economics cash flow through the accelerated expansion of our balance sheet - led digital real estate investments complexity and confusion of the strategy and balance sheet by defining a clear mission with easily definable assets and business silos 4 1 2 3

What We Have Accomplished in 2019: SIMPLIFICATION 8 x Industrial: Completed the sale of our light industrial platform for $5.7 billion, delivering a 17% IRR to our shareholders while utilizing modest leverage x Other Equity and Debt (“OED”): Exceeded 2019 target of $500 million of OED monetizations as of 9/30/19 with $651 million of OED asset monetizations year - to - date. Achieved $2.1 billion in total OED monetizations since the beginning of 2018 x NRE : Completed the sale of NRE delivering a 16% IRR to shareholders since inception and generating gross proceeds of $160 million to Colony Capital for its 11% share position and management contract x Credit: • Closed a $1.0 billion CRE CLO at CLNC; • Proposed the internalization of the CLNC management contract to simplify both CLNC and CLNY; and, • Held the a closing of our fifth global real estate credit fund with total capital commitments of $428 million x G&A reduction: Achieved approximately 80% of the expected total $50 million to $55 million previously announced cost savings on a run rate basis and are on track to meet or exceed our target by early 2020, prior to further reduction from the sale of the light industrial platform x Healthcare: Refinanced an aggregate $2.2 billion of debt including the $1.725 billion U.S. GAHR loan, which addresses all material near - term maturities x Hospitality: Refinanced three portfolios totaling $1.1 billion of debt on accretive terms that extend maturities 4 - 7 years

What We Have Accomplished in 2019:
A THEMATIC GROWTH STORY

Today, we manage more than $20 billion of digital real estate AUM[1], an extraordinary increase from just $0 in digital real estate AUM only two years ago

- **Digital Colony Partners ("DCP"):** Closed on $4.1 billion of commitments for Digital Colony Partners, the largest first-time fund for digital real estate in history and far surpassing our $3 billion target size, with nearly half of the fund already invested or committed to be invested[2]
- **Digital Bridge:** Acquired Digital Bridge Holdings, the investment manager of DCP and six digital portfolio companies, and unified its world-class team of investment professionals with Colony's. Additionally, we have made a number of outstanding additions to the Digital Colony team
- **Zayo:** Received Zayo shareholder approval for the completion of the largest take-private announced/completed in 2019, the $14.3 billion transaction for which DCP committed ~$800 million of capital and we raised an additional $2.2 billion of equity co-investment capital from some of the world's most sophisticated institutional investors
- **CEO Succession:** Designated Marc Ganzi as Colony Capital's next CEO
- **Board Additions:** Added three new independent directors to the Board in 2019 for a total of 11 independent Directors
- **Returning Capital to Shareholders:** Over the past three years, returned ~$2.6 billion to common and preferred shareholders through dividends, redemptions, and repurchases

ColonyCapital

(1) *AUM calculation includes equity committed to managed funds but not yet deployed, includes the proportionate share of drawn debt for consummated transactions, and is pro forma for the anticipated closing of the Zayo transaction expected to occur in the first half of 2020.*
(2) *The Zayo transaction remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.*

9

Our Mission for 2020 and Beyond 10 Bridging the Digital Divide OUR FOCUSED MISSION: Become the leading real asset solutions provider of occupancy, connectivity, and capital to the world's leading mobile communications and technology logos. Together with our limited partners, we will invest in digital real estate assets in which we have a durable competitive advantage, in which we have control, and which possess compelling growth characteristics OUR DIFFERENTIATED STRATEGY: Thoughtfully utilize our well - regarded Digital Colony brand, access to permanent capital, global reach, best - in - class tenant relationships, and operating experience in digital real estate to deliver compelling total returns to our limited partners and our shareholders. Continue to focus on culture, alignment, and motivation of our employees and partners OUR BALANCE SHEET EVOLUTION: Efficiently manage and steward legacy businesses in the best interests of our shareholders and our other stakeholders as we opportunistically cull, curate, and define value maximizing futures for these legacy businesses OUR COMMITMENT TO BEST - IN - CLASS GOVERNANCE: With the full support of the Board , our Nominations & Governance Committee is commencing a process to refresh the Board to best suit the tasks at hand, including efforts to identify independent members with extraordinary capabilities in tech - driven sectors of the economy, consistent with our emphasis on digital real estate and digital infrastructure

11 DIGITAL FUELS THE NEW ECONOMY

12 Data Demand: A Global Opportunity Mobile operators are forecasted to invest greater than $480 BILLION WORLDWIDE between 2018 and 2020 in mobile capex, with half coming from countries expected to have launched 5G by 2020 1 Mobile Internet Users 2018 3.6bn 47% PENETRATION RATE (% of population) 61% 2025 CAGR 2018 - 25 4.8% Operator Investment Over a fifth of the world’s markets will have launched 5G by 2020 Capex 2018 – 2020 $482bn 2018 $120 $41 US / South Korea 2019 $80 $81 19 markets 2020 $37 $123 52 markets $161 $161 $160 + + Rest of world Countries that have (or will have) launched 5G Internet of Things 9.1bn 25.2bn 2018 2025 Total Connections Smartphones 4G 2018 5G 43% % of Connections 1.4bn 15% Of Connections 2025 2025 5G is Driving a Sharp Acceleration in US Wireless Capex _____________ (1) Source: GSMA, The Mobile Economy 2019

13 5G Will Drive the Future Network Society 5G technology is much more than just the future of mobile networks ; we believe it represents a massive step function that will be the catalyst for a revolution in industrial and consumer applications X 1,000 Increasing wireless capacity 1,000 times 7 Billion Connecting 7 billion people 7 Trillion Connecting 7 trillion “things” 90 % Saving 90% energy 0 Latency Perceiving zero downtime Massive Device Connectivity _____________ Source: 5G PPP, December 2019

14 Next Generation Networks Require a Converged Approach to Infrastructure Development and Ownership 5G End to End 5G CITIES WORLDWIDE 5G will Enable Low - Latency Applications • Bandwidth • Content Control • Security • Privacy • Reliability Technology Transformation • Data center performance will shift to the edge • Users will experience the same quality with any device, from “anywhere” SMART EDUCATION | WAREHOUSE & MANUFACTURING | SMART CITY | CONNECTED CAR | RETAIL Business Transformation • Ecosystem dependencies • Partnerships / consortiums • New business model opportunities TRANSPORTATION | EDGE CLOUD GAMING | INSPECTION & INFRASTRUCTURE | SMART STADIUM | VR/AR WITH LOCATION IOT Edge Compute Node Network Hub Or Regional Data Center Core Network Cloud Data Center FROM DEVICES THROUGH THE CORE TO THE CLOUD AND BACK Data Creation Data Consumption PHONES DRONES TRANSPORTATION RETAIL SMART CITIES HEALTHCARE

Mobile & Internet Infrastructure Key Segments









	Macro Towers	Small Cell / DAS	Data Centers	Fiber
Description	Steel structures typically ranging from 30-120 meters that hold communications equipment	Fiber-fed antenna systems used for both outdoor urban deployments and indoor locations	Specialized buildings equipped with power and cooling infrastructure to house computer servers	Fiber optic cables consist of bundled glass strands that data can be transmitted over via equipment that transfers data signals into optical light
Primary Usage	Core mobile network coverage for wireless carriers. Besides wireless cell towers, macro towers also include TV and radio broadcast towers, and mobile sites located on billboards	Provides outdoor and indoor network densification for wireless carriers and cable operators. Utilizes metro fiber networks	**Hyperscale** – Large critical IT loads of >1MW **Enterprise** – Provides colocation, fiber connectivity and managed services for <1MW critical IT loads	Provides dedicated high-bandwidth fixed network capacity via dark fiber or lit services
Business Model	Recurring revenue with annual escalators is driven by leasing to wireless or broadcasting customers. Fixed cost base drives significant upside through equipment additions and additional tenants	Revenue via leasing of network infrastructure. Majority of costs related to building out fiber infrastructure for initial tenant driving high operating leverage	Revenue via leasing of space / power to customers. Largely fixed cost base outside of utility expenses (passed through or marked up to customers)	Revenue via leasing of space / power to customers. Largely fixed cost base outside of utility expenses (passed through or marked up to customers)
Customers	• Wireless Operators • TV / Radio Broadcasters • Public Safety	• Wireless Operators • Cable Operators (Wi-Fi)	• Technology (Cloud, E-Commerce, Gaming) • Government / Healthcare • Enterprise (SMBs)	• Telecom Providers • Government / Healthcare • Enterprise (SMBs)

ColonyCapital

15

16 COLONY DIGITAL PLAYBOOK Colony is the only global REIT that owns, manages, and operates across all components of the digital ecosystem

The Colony Digital Playbook 17 Colony’s pivot relies on a multi - decade formula for success CORE STRENGTHS 1. People — Established operators, investors and thought leaders with over two decades of experience in towers, data centers, fiber and small cells 2 . Best - in - Class Assets — Mission - critical and hard - to - replicate network infrastructure supporting many of the largest and most - profitable companies in the world and typically with very high renewal rates and pricing 3 . Disciplined Framework — Proven underwriting and hands on, operational alpha creation strategy 4. Operational Excellence — Strong organic leasing growth; extensive greenfield development expertise; pioneers in debt securitizations for digital infrastructure 5. Proprietary Deal Flow — Focus on proprietary deal flow & transaction tactics that avoid competitive auctions facilitating lower entry multiples 6 . Products — Providing flexible and creative financing solutions to digital real estate companies across the capital structure and around the world

People: Accomplished Management - Digital Colony Is the Leading Global Investment and Operational Team in Digital Infrastructure

EXECUTIVE LEADERSHIP



Marc Ganzi
Future Group CEO
IC Member



Ben Jenkins
DCP – Managing Partner / CIO
IC Member



Justin Chang
DCP – IC Member
Global Head of Private Equity



Jonathan Grunzweig
DCP – IC Member
Global Head of Special Situations

INVESTMENT AND ASSET MANAGEMENT TEAM



Jeff Ginsberg
Managing Director & COO
IC Member



Steven Sonnenstein
Managing Director



Jon Mauck
Managing Director



Warren Roll
Managing Director



Leslie Golden
Managing Director



Geneviève Maltais-Boisvert
Principal



Tom Yanagi
Managing Director



Kevin Smithen
Managing Director, Strategy and Capital Formation



Geoff Goldschein
Managing Director, General Counsel



Sadiq Malik
Principal



Scott McBride
Vice President



Hayden Boucher
Vice President



James Burke
Principal



Manjari Govada
Vice President

DATA CENTER TEAM



Michael Foust
Senior Advisor
Founder and former CEO of Digital Realty, growing enterprise value to $15bn



Sureel Choksi
President and CEO of Vantage
A 20+ year veteran in the Digital Infrastructure and Data Center sectors



Raul Martynek
CEO of DataBank
Former CEO of Net Access LLC; a 20+ year veteran in the Telecom and Internet Infrastructure sector

TOWER & SMALL CELL TEAM



Alex Gellman
CEO of Vertical Bridge
Former President and COO of Global Tower Partners and co-founder of Apex Site Management



Graham Payne
CEO of FreshWave Group.
Former MD of MBNL and Director of Planning and Deployment at T-Mobile



Jose Sola
CEO of Mexico Tower Partners
Former Senior VP of Corporate Development at Global Tower Partners

FIBER TEAM



Jim Hyde
CEO of ExteNet Systems
Former President of Prepaid Group, Wholesale, Affiliates and Strategic Partnerships at Sprint



Richard Coyle
COO of ExteNet Systems
Former SVP of Network Operations at Wilcon Holdings; SVP of Operators at Zayo



Murray Case
Senior Advisor
Managing Partner at Capstar, SC
Former CEO of redIT



David Pistacchio
Senior Advisor Fiber
Former President of Lightpath

ColonyCapital
18

Best - in - Class Assets: Colony Footprint 19 ENTERPRISE AND HYPERSCALE DATA CENTER ASSETS SMALL CELL ASSETS Provide critical network coverage and capacity TOWER ASSETS Fueling global innovation. Providing mission - critical connectivity Enable additional network densification in high demand areas Data centers will continue to play a vital role in the ingestion, computation, storage, and management of information 1 FIBER ASSETS Colony is the only global REIT that owns, manages, and operates across all components of the digital ecosystem driving significant synergies _____________ Notes: All figures as of Q3 2019 except otherwise noted. (1) CB Insights, The Future of Data Centers. (2) The Zayo transaction remains subject to customary closing conditions and there is no guarantee this transaction will be consummated. 2 digitalbridge


U.S.A.

Vertical Bridge has quickly emerged as the largest private owner and manager of wireless telecommunication infrastructure in the United States, dedicated to providing its customers with superior service in a dynamic wireless market.


Mexico

Mexico Tower Partners (MTP) is the largest private independent operator of wireless communications infrastructure in Mexico. The company is dedicated to providing solutions to the major telephony carriers.


U.S.A.

ExteNet Systems, Inc. designs, builds, owns, manages, and operates indoor and outdoor distributed networks for wireless service providers, and venue owners and managers.


U.S.A.

DataBank is a leading provider of enterprise-class data center solutions aimed at providing customers with 100% uptime availability of data, applications and deployed infrastructure.


U.S.A + Canada

Vantage is a leader in highly scalable, flexible and efficient hyper scale data center solutions offering unique value through its commitment to exceptional customer service.


Colombia, Peru and Chile

Andean Telecom Partners (ATP) is the largest private independent operator of wireless communications infrastructure in Colombia, Peru and Chile.

digitalcolony


Finland

Digita transmits radio and television programs in Finland. Digita applies the latest digital technology in order to develop and offer versatile online television and radio services. In addition, its service portfolio includes comprehensive Internet of Things services based on its nationwide network, as well as world-class Data Center Services.


U.K

FreshWave Group is made up of industry-leading UK wireless connectivity businesses. **StrattoOpencell** is the UK's leading indoor mobile signal service provider. **iWireless Solutions** provides outdoor small cells enabling smart cities and wireless connectivity in large and high-profile UK venues. **Spyder Facilities** is a wireless infrastructure company with over 5,000 locations available for wireless transmission technologies.


Canada + U.K.

Aptum Technologies provides business-to-business products and services, such as colocation, network connectivity, managed hosting, cloud services and IT managed services.


Canada

Beanfield is an independent bandwidth infrastructure provider in Canada serving the enterprise, carrier and multi-dwelling units ("MDU") markets. Beanfield's portfolio includes 366 route kilometers of pervasive and dense metro fiber infrastructure in Toronto and Montreal and over 76,000 strand kilometers of fiber infrastructure, representing an average of 208 strands per route kilometer.


North America + Europe

Zayo Group Holdings, Inc. (NYSE: ZAYO)[1] provides mission-critical bandwidth to the world's most impactful companies, fueling the innovations that are transforming our society. Zayo's 130,000-mile network includes extensive metro connectivity to thousands of buildings and data centers. Zayo's communications infrastructure solutions include dark fiber, private data networks, wavelengths, Ethernet, dedicated Internet access, and colocation services. Zayo serves wireless and wireline carriers, media, tech, content, finance, healthcare and other large enterprises.

(1) *The Zayo transaction remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.*

ColonyCapital

20

Best-in-Class Assets: Colony vs. Peer Group

Colony controls the only U.S. end-to-end digital infrastructure platform

United States Digital Infra Asset Owners / Operators	Macro Towers *(Number Of Sites)*	Small Cells *(Number Of Sites)*	Enterprise & Dark Fiber *(Miles)*	Colocation / Managed Service Data Centers *(Number Of Sites)*	Edge Data Centers *(Number Of Sites)*	Hyperscale Data Centers *(Number Of Sites)*
Colony Capital	**~4,600**	**~30,000(1)**	**+135,000(1)(2)(3)**	**45(2)**	**19**	**9**
ALTERNATIVE ASSET MANAGERS						
MACQUARIE	~2,400(3)	~65(4)	–	–	6	4
Brookfield	–	–	–	18(5)	–	–
REITS						
CROWN CASTLE	~40,000	~70,000(6)	~75,000	–	–	–
AMERICAN TOWER	~41,000	~410(4)	–	–	1(7)	–
DIGITAL REALTY	–	–	–	–	–	147(8)
EQUINIX	–	–	–	76(9)	–	–

Source: Company websites, company filings, BNAmericas and Inframation.

Note: Denotes latest available information, as of November 23, 2019. Numbers reflect owned and revenue generating sites or assets, unless otherwise noted. All assets refer to U.S. assets.

(1) Denotes contracted and in construction ("CIC") networks. (2) Denotes pro-forma figures adjusted for pending Zayo transaction. (3) Includes sites and / or assets outside of the United States, as country-level detail unavailable. (4) Denotes network count.

(5) Brookfield owns 18 operational data centers in the United States that it acquired from AT&T. There is insufficient detail regarding whether any are edge-connected. (6) Denotes on-air and under contract small cell nodes. (7) Denotes acquisition of ColoAtl announced April 05, 2019. (8) Digital Realty owns 147 operational data centers in the United States, however there is insufficient detail regarding their classification. (9) Equinix owns 76 operational data centers in the United States, however there is insufficient detail regarding whether any are edge-connected.

Colony Capital
21

Disciplined Framework: Four Corners of Asset Selection 22 INVESTMENT PRINCIPLES CONTRACT QUALITY Focus on long - term contracts with investment grade customers and build in maximum flexibility to add additional tenants MARKET DYNAMICS Focus on stable markets with catalysts for near - term Digital Infrastructure investment and downside protection for asset owners MANAGEMENT / PLATFORM POTENTIAL Emphasize buy and build strategies with initial investments used as a platform to drive growth both organically and through acquisitions ASSET QUALITY Focus on unique, hard - to - replicate assets and seek assets that provide mission critical services to customers with high switching costs

Disciplined Framework: Alpha Creation 23 Proprietary Back - Office Systems Differentiated M&A Program Direct Operating Experience Dynamic Balance Sheet Management Human Capital Digital Colony seeks outperformance in our companies through hands - on participation in all of our businesses Recruiting, developing and retaining top talent and industry thought leadership The principals at Digital Bridge have negotiated and closed tens of thousands of telecom leases; and have efficiently managed field operations for thousands of active facilities Drive scale, margins and operational metrics with powerful internally - developed platforms Focus on proprietary deal flow & transaction tactics that avoid competitive auctions and drive down entry multiples Digital Bridge has institutional relationships with leading international banks and bond investors that provide unique structures and lower cost of capital

Operational Excellence: Alpha in Towers 24 Vertical Bridge, a U.S. tower portfolio company managed by Digital Bridge, has outperformed the tower businesses of the big three public REITs over the last three years NET ORGANIC LEASING GROWTH (1) (2016A - 2019E) ADJ. EBITDA CAGR (3) (2016A - 2019E) 9.6% 11.7% 17.6% 22.2% (2) (United States) (United States) Average: 13.0% 4.8% 5.4% 6.8% (2) (United States) OVERVIEW Over the 2016A - 2019E period, Vertical Bridge will have scaled its platform and significantly grown EBITDA through: Accretive M&A at below - market multiples (acquisition of 2,375 towers) Development and execution of its pipeline (732 build - to - suit towers) Strong lease - up performance _____________ (1) Figures shown net of churn. Denotes average of the period 2016A - 2019E. Excludes AMT, due to insufficient disclosure of compa rable information. (2) Figures include small cells. (3) Per Bloomberg and company filings.

Operational Excellence: Alpha in Hyper - scale Data Centers 25 Vantage, a U.S. data center portfolio company managed by Digital Bridge, has consistently proven the ability to “punch above its weight - class”, exemplified by a track record of out - leasing much larger peers TTM Domestic Leasing ($ in mm) Vantage leasing in - line with public peers… LQA Revenue ($ in mm) …despite being 7x smaller on a revenue basis $66 $109 $74 $61 $53 Average $74MM $194 $3,226 $1,004 $580 $501 Average $ 1,328MM _____________ Source : Vantage company data and public company earnings materials or filings, in each case as of 09/30/2019.

Operational Excellence: ESG Principles and Goals 26 Fulfilling Colony Digital’s mission of becoming a leading Digital real estate solutions and capital provider will require the Company to adhere to the highest Environmental, Social & Governance standards Environmental We seek to improve our operating performance and the operating performance of our portfolio companies by helping to sustainably connect the worlds leading mobile communications and technology companies with enterprises and consumers at the lowest possible cost with the lowest possible carbon footprint Social Our goal is to create a positive impact for our community and stakeholders by helping to “bridge the digital divide”, providing the infrastructure necessary to facilitate information technology access to all demographics, which is critical for economic opportunity, job creation, education and civic engagement Governance We believe that achieving long - term value for our stakeholders begins with robust governance practices and oversight

Tower Assets Small Cell & Fiber Assets Data Center / Hosting / Fiber Enterprise Fiber Enterprise Data Centers Hyper Scale Data Centers 2013 2014 2016 2018 2015 2018 2019 2019 2016 2017 Proprietary Deal Flow 27 Colony has a proven ability to source compelling proprietary investment opportunities in brownfield, greenfield and new white sheet business plans Proprietary 70% Greenfield 10% Brownfield 80% White Sheet 10%

Products: DCP Overview

DCP has invested in five companies to-date excluding Zayo[1] and other announced and new transactions to be done with the remaining investable amounts. The five portfolio companies are well diversified across a spectrum of geographies and sectors within digital infrastructure, which increases the scale and breadth of the converged ecosystem that Colony manages

TOTAL $ DEPLOYED BY DCP AS OF NOVEMBER 2019

% OF FUND BY PORTFOLIO COMPANY


Total
Committed
$1.8bn
11%
16%
4%
22%
5%
42%
ATP
Digita
Freshwave
Peer 1
Beanfield
Zayo

INVESTMENTS ACROSS 3 CONTINENTS


M&A in
3
Continents
19%
11%
70%
North America
Latin America
Europe

$ DEPLOYED BY SECTOR


Diversified
Industry
Sectors
2%
27%
13%
58%
Towers
Data Centers
Fiber
Small cells

ColonyCapital

(1) Pending Zayo Group Holdings, Inc. transaction, this transaction remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.

28

Products: Growing the Digital IM Franchise 29 We are positioned to take the momentum of Digital Colony Partners’ success to scale FEEUM as the leader in opportunistic digital infrastructure private equity and establish other highly scalable, high margin investment management strategies, which leverage our existing sector expertise EQUITY STRATEGIES • Nearly half of DCP is invested or committed to be invested 1 • Constructing the portfolio in a careful and disciplined manner • Generating significant amount of co - investment opportunities • Building a robust pipeline of digital infrastructure investment opportunities CREDIT STRATEGIES • Be the leading specialist lender addressing the credit needs of the infrastructure providers to the world’s communications and technology companies • Leverage extensive sector expertise, deal flow and broad corporate and GP relationships of the Digital team and Colony Capital’s rich history in credit • Invest in a diversified portfolio of credit products primarily focused on senior debt, second lien, unsecured, and mezzanine debt • Large credit opportunity underpinned by ~$144 billion of digital infrastructure activity in Europe, North America & Latin America LIQUID STRATEGIES • Combines digital infrastructure investing and operating expertise with the traditional commercial real estate experience of Colony Capital • Strongly positioned to capture opportunities created by the intersection of technology and real estate • Collaboration with our private equity and credit teams provides insights on valuations, market trends and asset quality _____________ (1) Pending Zayo Group Holdings, Inc. transaction, this transaction remains subject to customary closing conditions and there is no guarantee th is transaction will be consummated.

Products: Growing the Digital IM Franchise

Over the next 12-24 months, we plan to deliver material FEEUM growth in Digital IM

$7B

9/30/19 FEEUM of ~$7billion; expected to grow by over 15% in 2020[1] and accelerate in 2021

$2.2B

$2.2 billion of coinvest committed to-date for pending Zayo transaction[1] alongside DCP, of which ~25% is fee-bearing; we anticipate fee-bearing co-investment capital to be an important part of FEEUM growth

100bps

Blended annual management fees across Digital IM products expected to equal approximately 100 bps (fees on opportunistic equity products are generally higher than other products)

$1.5B to $2.0B

Of total expected FEEUM deployment with between $1 to $1.5 billion per year for DCP, in addition to expected deployment levels for other anticipated IM products

(1) The Zayo transaction remains subject to customary closing conditions and there is no guarantee this transaction will be consummated.

ColonyCapital

30

31 2020 Plan 4

32 2020 Plan: Balance Sheet Investment Framework Colony will continually evaluate these uses of balance sheet capital to ensure maximum shareholder value is achieved Colony believes in a disciplined and methodical approach to investing balance sheet capital with a sharp focus on achieving the highest returns and targeting a reasonable amount of corporate leverage Capital Allocation Opportunities: • GP Commitments • Direct Digital Investing • Warehouse Transactions 1 2 • Pay Down Debt 3 • Share Buybacks 4 • Special Dividend

2020 Plan: Use of Industrial Sales Proceeds



Net Industrial Sale Proceeds
$1.2bn
$403
Preferred Redemption Series B & E
DATABANK
$185
Investment in Edge Data Centers
digitalcolony
$200
Committed GP Co-invest in DCP
Remaining Proceeds
$412

	Net Industrial Sale Proceeds	Preferred Redemption Series B & E	Investment in Edge Data Centers	Committed GP Co-invest in DCP	Remaining Proceeds
Est Current Yield	~4%	~9%	~5%	0 - 5%	>4%
Est. Total Return	~9%(1)	~9%	~14%	>15%	>12%(2)

Uses of Remaining Proceeds

New Digital Investments

- GP Co-Investments
- Permanent Balance Sheet Investments
- Warehouse Investments for Future Vehicles

Capital Structure

Note: Corporate revolver to be repaid fully through other sources of capital.
(1) Represents estimated total return based on debt level in-place as of 9/30/19. (2) Targeted total return on new digital investments, exclusive of deleveraging

ColonyCapital

33

2020 Plan: Digital Rotation of Balance Sheet, Colony Investment Into Databank

Colony has signed a definitive agreement to acquire from existing 3rd party investors an ownership interest of 20.4% in DataBank, the leading private owner and manager of Edge Data Centers in the U.S. with a nationwide footprint, for approximately $185 million

- DataBank is the leading private owner and manager of Edge Data Centers in the United States with a nationwide footprint
- DataBank is a portfolio company sponsored by Digital Bridge and invested in by its founders and other senior professionals alongside institutional partners
  - Digital Bridge principals will continue to retain their interests alongside Colony and will provide Colony the ability to appoint a majority of DataBank board members
- Represents the first step for Colony to gain exposure to the edge/colocation data center sector with significant organic growth and acquisition opportunities
  - We expect to fund potential add-on acquisitions and greenfield edge data center developments at DataBank, which would increase CLNY's ownership
- Transaction price represents a 17.6x multiple on in-place EBITDA
  - Minimal annual fees (~$300K) from selling partners to cease



SLC
MSP
CLE
PIT
KC
IND
BWI
DFW
ATL

DATABANK

GEOGRAPHIC FOOTPRINT

KEY METRICS	
$187M Est. Dec-19 LQA Revenue[1]	**$82M** Est. Dec-19 LQA Adj. EBITDA[1]
10% '16-'18 Organic Revenue CAGR	**45%** Adj. EBITDA Margin
19 Data Centers[2]	**9** Markets[2]
37% FCF Conversion Before Growth Capex[2]	**75%** Space Utilization[3]
1,800+ Customers	**0.7%** Average Monthly Churn Rate[4]

ColonyCapital

(1) Includes backlog, MQI and known churn (2) Expressed as a % of revenue and calculated as EBITDA less maintenance capex, divided by revenue for quarter ending Dec. 31, 2019 (3) Includes data centers of the proposed ABS portfolio (4) Churn percentage calculated as current month reduction in MRR as a percentage of prior month total MRR

34

Core FFO in Transition • 2020 Core FFO excluding gains/losses is expected to decrease as income - producing assets are sold in advance of de - levering and rotation to Digital - Cash Reserves: Over $400 million of current estimated pro forma cash (after anticipated preferred redemptions and investments in DataBank and DCP), which will build up significantly as assets are sold and the proceeds are uninvested in the interim as we identify new Digita l i nvestments - Healthcare and Hospitality: Core FFO expected to be flat to 2019 on a same - store basis, accounting for an anticipated decrease in NOI (before FF&E reserves for Hospitality) offset by an anticipated decrease in floating rate interest expense - OED: Core FFO expected to decrease by 15 - 25% from 2019 based on $ 300 - $ 500 million of anticipated monetizations ▪ The more successful we are at monetizing OED at a faster pace, the more Core FFO will decline - Corporate interest expense and preferred dividends: E stimated to decrease by $34 million, or ~25%, on an annualized basis upon redemption of the $403 million Series B and E preferred equity Corporate Cost Adjustments • Continuing to rationalize overall G&A with the expectation that legacy Colony G&A will decrease as related assets/businesses are sold, while Digital G&A will nominally increase to scale product growth; on a net basis, potential for overall G&A reduction in year end 2020 run - rate G &A as we: - Target $10 - 15 million annual run - rate reduction in corporate overhead - Target $45 - 55 million annual run - rate reduction if the internalization of CLNC management and sale of the private credit business is consummated (the “Credit Transaction”) ▪ Both of which would result in the reduction of 140 - 170 FTEs principally from the Credit Transaction • Actual 2020 reported G&A will be impacted by the timing of the Credit Transaction, if consummated • 2020 G&A will be offset in part by significant new additions to the Digital Real Estate segment Digital Real Estate and Investment Management • Digital Real Estate is expected to become a new financial reporting segment effective in 2020, providing transparency to the new business unit • Digital contribution to Core FFO anticipated to increase significantly in 2020 from 2019 partial year • Digital FEEUM expected to increase more than 15% from co - investment capital raises and new products in 2020 and at a faster rate in 2021 • If the Credit Transaction is consummated, Digital would become the largest segment by FTE and G&A, which would experience inc rea ses commensurate with the expected growth in that segment 35 2020 Plan: Earnings Transition

Definitions and Important Notes 36 Assets Under Management (“AUM”) : Assets for which the Company and its affiliates provide investment management services, including assets for which the Company may or may not charge management fees and/or performance allocations . AUM is based on reported gross undepreciated carrying value of managed investments as reported by each underlying vehicle . AUM further includes uncalled capital commitments . The Company's calculations of AUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers . Core FFO : The Company computes core funds from operations (“Core FFO”) by adjusting FFO for the following items, including the Company’s share of these items recognized by its unconsolidated partnerships and joint ventures : ( i ) gains and losses from sales of depreciable real estate within the Other Equity and Debt segment, net of depreciation, amortization and impairment previously adjusted for FFO ; (ii) gains and losses from sales of businesses within the Investment Management segment and impairment write - downs associated with the Investment Management segment ; (iii) equity - based compensation expense ; (iv) effects of straight - line rent revenue and expense ; (v) amortization of acquired above - and below - market lease values ; (vi) amortization of deferred financing costs and debt premiums and discounts ; (vii) unrealized fair value gains or losses on interest rate and foreign currency hedges, and foreign currency remeasurements and realized gains and losses on interest rate hedging instruments existing at the time of the January 2017 merger with remaining terms greater than one year that served as economic hedges for any financing or refinancing of the Company's real estate verticals ; (viii) acquisition and merger related transaction costs ; (ix) restructuring and merger integration costs ; (x) amortization and impairment of finite - lived intangibles related to investment management contracts and customer relationships ; (xi) gain on remeasurement of consolidated investment entities and the effect of amortization thereof ; (xii) non - real estate depreciation and amortization ; (xiii) change in fair value of contingent consideration ; and (xiv) tax effect on certain of the foregoing adjustments . Beginning with the first quarter of 2018 , the Company’s Core FFO from its interest in Colony Credit Real Estate (NYSE : CLNC) represented its percentage interest multiplied by CLNC’s Core Earnings . Refer to CLNC’s respective filings with the SEC for the definition and calculation of Core Earnings . Current Yield : Represents Core FFO less maintenance capital expenditures dividend by equity . EBITDA : Generally represents net income before interest expense, income tax provision (benefit), depreciation and amortization as defined and reported by each respective company, which may differ in methodology, and therefore, may not be directly comparable with other companies . Fee - Earning Equity Under Management (“FEEUM”) : Equity for which the Company and its affiliates provides investment management services and derives management fees and/or performance allocations . FEEUM generally represents the basis used to derive fees, which may be based on invested equity, stockholders’ equity, or fair value pursuant to the terms of each underlying investment management agreement . The Company's calculations of FEEUM may differ materially from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers . FFO : The Company calculates funds from operations (“FFO”) in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, which defines FFO as net income or loss calculated in accordance with GAAP, excluding ( i ) extraordinary items, as defined by GAAP ; (ii) gains and losses from sales of depreciable real estate ; (iii) impairment write - downs associated with depreciable real estate ; (iv) gains and losses from a change in control in connection with interests in depreciable real estate or in - substance real estate, plus (v) real estate - related depreciation and amortization ; and (vi) including similar adjustments for equity method investments . Included in FFO are gains and losses from sales of assets which are not depreciable real estate such as loans receivable, equity method investments, as well as equity and debt securities, as applicable . IRR : A supplemental financial measure that represents the rate of return of an investment over a specific holding period expressed as a percentage of the net equity capital invested . It is the discount rate that makes net present value of all cash outflows equal to the net present value of cash inflows . The Company’s methodology for calculating IRR involves subjective judgement and discretion and may differ from methodologies used by other companies, and therefore may not be comparable with other companies . Actual results may differ materially from the Company’s expectations . Net Operating Income (“NOI”) : For the Company's real estate segments represents total property and related income less property operating expenses, adjusted for the effects of ( i ) straight - line rental income adjustments ; (ii) amortization of acquired above - and below - market lease adjustments to rental income ; and (iii) other items such as adjustments for the Company’s share of NOI of unconsolidated ventures . NOI before FF&E Reserve : For the Company’s hospitality real estate segment, NOI before FF&E Reserve represents NOI before the deduction of reserve contributions for the repair, replacement and refurbishment of furniture, fixtures, and equipment ("FF&E"), which are typically 4 % to 5 % of revenues, and required under certain debt agreements and/or franchise and brand - managed hotel agreements .

Definitions and Important Notes 37 Pro - rata : The Company computes pro - rata financial information by applying its economic interest to each financial statement line item on an investment - by - investment basis . Similarly, noncontrolling interests’ share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item . Total Return : Represents the estimated IRR over a ten year period except for the total return received by Colony Financial, Inc . shareholders, which is for the period from inception to April 2 nd, 2015 , the date upon which Colony Financial, Inc . was internalized . Note Regarding Non - GAAP Financial Measures : This presentation includes certain “non - GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including ; core funds from operations, or Core FFO ; net operating income (“NOI”) ; and pro rata financial information . All forward - looking non - GAAP financial measures included in this presentation are provided only on a non - GAAP basis . This is due to the inherent difficulty of forecasting the timing or amount of items that would be included in the most directly comparable forward - looking GAAP financial measures .. As a result, reconciliation of the forward - looking non - GAAP financial measures to GAAP financial measures is not available without unreasonable effort and we are unable to assess the probable significance of the unavailable information . FFO and Core FFO should not be considered alternatives to GAAP net income as indications of operating performance, or to cash flows from operating activities as measures of liquidity, nor as indications of the availability of funds for our cash needs, including funds available to make distributions . FFO and Core FFO should not be used as supplements to or substitutes for cash flow from operating activities computed in accordance with GAAP . The Company’s calculations of FFO and Core FFO may differ from methodologies utilized by other REITs for similar performance measurements, and, accordingly, may not be comparable to those of other REITs . NOI should not be considered as an alternative to net income (loss), determined in accordance with U . S . GAAP, as an indicator of operating performance . In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with other companies . The Company provides pro - rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments . However, pro - rata financial information as an analytical tool has limitations . Other equity REITs may not calculate their pro - rata information in the same methodology, and accordingly, the Company’s pro - rata information may not be comparable to such other REITs' pro - rata information . As such, the pro - rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP . Note Regarding Use of Information from Third - Party Sources : Certain of the information contained in this presentation is based on or derived from information provided by independent third - party sources . While the Company believes that such information is accurate as of the date it was produced and that the sources from which such information has been obtained are reliable, the Company does not guarantee the accuracy or completeness of such information and has not independently verified such information or the assumptions on which such information is based .